                                                                   EXHIBIT 10.13

                 SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT


         THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (the "Amendment") is made and entered into effective as of January 1, 2000, by and between United Wisconsin Services, Inc., a Wisconsin business corporation ("UWS") and Midelfort Clinic, Ltd., Mayo Health System, a Wisconsin corporation (the "Clinic"), (individually, a "Party" and collectively, the "Parties").

                                    RECITALS

         WHEREAS, UWS and the Clinic (or its affiliate or successor) are parties to that certain purchase and sale agreement dated January 1, 1992 and amended effective December 31, 1996 (the "Agreement"), pursuant to which the Clinic sold all the outstanding shares of Midelfort Health Plan, Inc. (n/k/a Valley Health Plan, Inc.) to UWS;

         WHEREAS, UWS and the Clinic (or its affiliate or successor) are also parties to that certain joint venture agreement dated January 1, 1992, which was superseded by an Amended and Restated Joint Venture Agreement dated January 1, 1997, and which has been superseded by a Second Amended and Restated Joint Venture Agreement, dated January 1, 2000 (the "Second Amended and Restated Joint Venture Agreement");

         WHEREAS, in consideration for extending the term of the Joint Venture Agreement and amending the Joint Venture Agreement in other respects, the Parties desire to extend the term of the Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual promises set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

         1. REPURCHASE OPTION. The Parties hereby agree that the Clinic's option to repurchase shall be in effect for the Initial Term of the Second Amended and Restated Joint Venture Agreement and may be exercised effective December 31, 2002 subject to the modifications set forth in this Amendment, and that
Section 10.1 and Section 10.4 are hereby amended to read it their entirety as follows:

                  10.1 Either at the end of the Initial Term of the Second Amended and Restated Joint Venture, or termination of the joint venture, whichever occurs earlier, the Clinic shall have the option to repurchase one hundred percent (100%) of the outstanding shares of VHP stock.

                  10.4 The Clinic shall exercise this option to repurchase by giving written notice to Thomas R. Hefty, as President of UWS, at least One Hundred and Twenty (120) days but no more than One Hundred and Thirty (130) days in advance of the effective date (the

         "Exercise Date"). The repurchase shall be effective on December 31, 2002, or the date of termination of the Second Amended and Restated Joint Venture Agreement, whichever occurs earlier (the "Repurchase Date").

         2. REFERENCES. All references in this Amendment to the Joint Venture Agreement shall mean and include, as appropriate, both the original joint venture agreement between the Parties, and all amendments and restatements which are in writing and have been executed by the Parties.

         3. CONTINUED EFFECT. Except as otherwise provided in this Amendment, and subject to any other amendments which are in writing and have been executed by the Parties, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date above written by their respective representatives.


Attest:                                        UNITED WISCONSIN SERVICES, INC.

                                               By: /s/ Thomas R. Hefty
-----------------                                 ------------------------------

                                               Title:
                                                     ---------------------------


Attest:                                        MIDELFORT CLINIC, LTD., MAYO
                                               HEALTH SYSTEM

                                               By: /s/ William C. Rupp, M.D.
-----------------                                 ------------------------------

                                               Title:
                                                     ---------------------------


                                     Page 2